Report of Independent
Registered Public Accounting Firm

To the Shareholders
and Board of Trustees of
Federated U.S.
Government Securities

Fund: 1-3 Years:

In planning and
performing our audit
 of the financial
statements of Federated U.S.
Government Securities
Fund: 1-3 Years (the "Fund")
as of and for the year ended
February 28, 2010, in
accordance with the standards
of the Public Company Accounting
Oversight Board (United States),
 we considered the Fund's
internal control over financial
reporting, including controls
over safeguarding securities,
as a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR, but not for the purpose
of
expressing an opinion on the
effectiveness of the Fund's internal
control over financial
reporting.  Accordingly, we express
no such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective
internal control over financial
reporting. In fulfilling this
responsibility, estimates and
judgments by management are required
to assess the expected benefits and
related costs
of controls. A company's internal
control over financial reporting
is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally
accepted accounting principles.
A company's internal control over
financial reporting
includes those policies and procedures
that (1) pertain to the maintenance
of records that,
in reasonable detail, accurately and
 fairly reflect the transactions and
dispositions of the
assets of the company; (2) provide
reasonable assurance that transactions
are recorded as
necessary to permit preparation of
financial statements in accordance
with generally
accepted accounting principles, and
that receipts and expenditures of
 the company are
being made only in accordance with
authorizations of management and
directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection
of unauthorized acquisition, use or
disposition of a company's assets
that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not
prevent or detect misstatements.
 Also,
projections of any evaluation of
effectiveness to
future periods are subject to the
risk that controls may become inadequate
 because of
changes in conditions, or that the
degree of compliance with the policies
or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or
operation of a control does not
allow management or employees, in
the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies, in
internal control
over financial reporting, such that
there is a reasonable possibility
that a material
misstatement of the company's annual
or interim financial statements will
not be
prevented or detected on a timely basis.



Our consideration of the Fund's
 internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
under standards
established by the Public Company
 Accounting Oversight Board
(United States).
However, we noted no deficiencies
in the Fund's internal control over
financial reporting
and its operation, including controls
 over safeguarding securities that we
consider to be a
material weakness as defined above as
of February 28, 2010.

This report is intended solely for the
information and use of management and
the Board
of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be, and should not be, used by anyone other than these specified parties.


								Ernst & Young LLP


Boston, Massachusetts
April 21, 2010